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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated September 30, 2000, in the Registration Statement Amendment No. 2 to Form SB-2 No. 333-33852 and related Prospectus of Ucellit.com Inc. for the registration of shares of its common stock.

                                          /s/ Elliott Tulk Pryce Anderson

                                          CHARTERED ACCOUNTANTS

Vancouver, Canada
October 24, 2000